UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019 (April 25, 2019)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 25, 2019, Peoples Bancorp Inc. (“Peoples”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”) at Peoples' corporate headquarters located in Marietta, Ohio, with 14,747,377 (74.93%) of the 19,681,629 common shares outstanding and entitled to vote on the February 25, 2019 record date represented in person or by proxy.
Nine directors of Peoples were elected to serve terms of one year each: Tara M. Abraham, S. Craig Beam, George W. Broughton, David F. Dierker, James S. Huggins, Brooke W. James, David L. Mead, Susan D. Rector and Charles W. Sulerzyski.
The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Tara M. Abraham	11,428,331	176,328	not applicable	3,142,717
S. Craig Beam	11,464,107	140,552	not applicable	3,142,717
George W. Broughton	11,288,919	315,740	not applicable	3,142,717
David F. Dierker	11,438,490	166,169	not applicable	3,142,717
James S. Huggins	11,408,638	196,021	not applicable	3,142,717
Brooke W. James	11,445,175	159,485	not applicable	3,142,717
David L. Mead	11,297,990	306,669	not applicable	3,142,717
Susan D. Rector	11,396,099	208,560	not applicable	3,142,717
Charles W. Sulerzyski	11,360,509	244,150	not applicable	3,142,717

Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2019. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	11,235,936	317,446	51,277	3,142,717

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	14,537,768	201,919	7,689	—

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 30, 2019	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer